SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 20, 2005

(Date of earliest event report)
WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation or		Number)
organization)
Federal Way, Washington 98063-9777

(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549
ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On October 20, 2005, the Board of Directors of Weyerhaeuser Company approved the Annual Incentive Plan for Salaried Employees (the “Plan”). The Plan provides for cash incentive awards to salaried employees based on their performance and the performance of the Company and their organization.
A copy of the Annual Incentive Plan for Salaried Employees is attached hereto as Exhibit 10.1, to which reference is made for a full statement of its terms and provisions.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) The following item is filed as an exhibit to this report:
     10.1 Weyerhaeuser Company Annual Incentive Plan for Salaried Employees

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Steven j. Hillyard

Its:	Vice President and
Chief Accounting Officer
Date: October 20, 2005

EXHIBIT INDEX
10.1   Weyerhaeuser Company Annual Incentive Plan for Salaried Employees